                    Securities and Exchange Commission
                           Washington, DC 20549
                                 Form 8-K
                              Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                           Date of report: May 8, 2000
                    Capita Equipment Receivables Trust 1997-1

    A New York            Commission File                   I.R.S. Employer
    Corporation            No. 333-34793                    No. 13-7135550

                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973)606-3500

Item. 5  Other
Capita Equipment Receivables Trust 1997-1
Monthly Servicing Report
Determination Date:     May 8, 2000     Payment Date:        May 15, 2000
Collection Period:   April 30, 2000


I.   Information Regarding the Contracts

   1.  Contract Pool Principal Balance
       a.      Beginning of Collection Period                               $ 336,989,953
       b.      End of Collection Period                                     $ 319,531,526
       c.      Reduction for Collection Period                              $  17,458,426
   2.  Delinquent Scheduled Payments
       a.      Beginning of Collection Period                               $  8,106,231
       b.      End of Collection Period                                     $  7,955,008
   3.  Liquidated Contracts
       a.      Number of Liquidated Contracts                                        206
               with respect to Collection Period                                     ---
       b.      Required Payoff Amounts of Liquidated Contracts              $  1,361,891
       c.      Total Reserve for Liquidation Expenses                       $          -
       d.      Total Liquidation Proceeds Received                          $    440,365
       e.      Liquidation Proceeds Allocated to Owner Trust                $    402,066
       f.      Liquidation Proceeds Allocated to Depositor                  $     38,299
       g.      Current Realized Losses                                      $    959,826
   4.  Prepaid Contacts
       a.      Number of Prepaid Contracts with respect                              501
               to Collection Period                                                  ---
       b.      Required Payoff Amounts of Prepaid Contracts                 $  1,465,937
   5.  Purchased Contracts (by TCC)
       a.      Number of Contracts Purchased by TCC with                               0
               respect to Collection Period                                          ---
       b.      Required Payoff Amounts of Purchased Contracts               $          -



                                  Page 3 of 10










6. Delinquency Status of Contracts (End of Collection Period)

                --------------------------------------------------------------------------
                                                                        % of Aggregate
                    Number of        % of       Aggregate Required      Required Payoff
                    Contracts      Contracts      Payoff Amounts            Amounts
                --------------------------------------------------------------------------
a. Current           32,204         89.21%         $ 294,107,689             89.81%
b. 31-60 days         1,816          5.03%         $  16,121,974              4.92%
c. 61-90 days           906          2.51%         $   8,100,486              2.47%
d. 91-120 days          512          1.42%         $   4,763,547              1.45%
e. 120+ days            660          1.83%         $   4,392,839              1.34%
f. Total             36,098        100.00%         $ 327,486,536            100.00%

7.  Historical Delinquency Experience with Respect to Contracts

-------------------------------------------------------------------------------------------------------------
                           % of                   % of                   % of                  % of
                         Aggregate              Aggregate             Aggregate              Aggregate
                      Required Payoff        Required Payoff       Required Payoff        Required Payoff
                          Amounts                Amounts               Amounts                Amounts
   Collection
    Periods         31-60 Days Past Due    61-90 Days Past Due   91-120 Days Past Due   120+ Days Past Due
-------------------------------------------------------------------------------------------------------------
     04/30/00              4.92%                  2.47%                 1.45%                  1.34%
     03/31/00              5.20%                  2.85%                 1.14%                  1.25%
     02/29/00              6.39%                  2.83%                 1.32%                  1.63%
     01/31/00              5.70%                  2.42%                 1.30%                  1.55%
     12/31/99              5.66%                  2.51%                 1.39%                  1.25%
     11/30/99              5.55%                  2.46%                 1.24%                  1.39%
     10/31/99              5.24%                  2.77%                 1.17%                  1.45%
     09/30/99              5.19%                  2.14%                 1.13%                  1.38%
     08/31/99              4.43%                  2.01%                 1.19%                  1.22%
     07/31/99              4.53%                  2.14%                 1.21%                  1.27%
     06/30/99              5.01%                  2.02%                 1.19%                  1.31%
     05/31/99              5.77%                  2.37%                 1.10%                  1.38%
     04/30/99              5.01%                  2.11%                 0.86%                  1.09%
     03/31/99              5.41%                  2.06%                 0.92%                  1.15%
     02/28/99              5.60%                  2.08%                 1.15%                  1.24%
     01/31/99              5.46%                  2.19%                 0.94%                  1.11%
     12/31/98              5.26%                  1.86%                 0.90%                  0.93%
     11/30/98              5.07%                  1.66%                 0.78%                  0.88%
     10/31/98              3.93%                  1.32%                 0.66%                  0.98%
     09/30/98              3.98%                  1.18%                 0.62%                  0.94%
     08/31/98              3.34%                  1.23%                 0.53%                  0.60%
     07/31/98              3.28%                  1.12%                 0.52%                  0.85%
     06/30/98              2.76%                  1.14%                 0.58%                  0.81%
     05/31/98              3.63%                  1.12%                 0.61%                  0.75%
     4/30/98               3.46%                  1.03%                 0.63%                  0.69%
     3/31/98               3.30%                  1.26%                 0.51%                  0.63%
     2/28/98               6.09%                  1.42%                 0.59%                  0.52%
     1/31/98               3.34%                  0.96%                 0.41%                  0.26%
     12/31//97             3.17%                  0.86%                 0.36%                  0.01%
     11/30/97              2.89%                  0.49%                 0.00%                  0.00%


8. Historical Loss Experience With Respect to Contracts

                                       -----------------------------------------------------------------------------
                                           Collection     3 Collection   6 Collection Periods   Cumulative Since
                                             Period      Periods Ending         Ending            Cut-off Date
                                            April-00        April-00           April-00
                                       -----------------------------------------------------------------------------
a.   Number of Liquidated Contracts            206             818              1,663                 7,672
b.   Number of Liquidated                    0.272%          1.081%             2.198%               10.141%
     Contracts as a Percentage
     of Initial Contracts

c.   Required Payoff Amounts of             1,361,891       4,910,003         10,248,314           64,333,602
     Liquidated Contracts
d.   Liquidation Proceeds Allocated          402,066         797,289          2,574,687            10,253,554
     to Owner Trust
e.   Aggregate Current Realized              959,826        4,112,714         7,673,628            54,080,048
     Losses
f.   Aggregate Current Realized              0.084%          0.359%             0.669%               4.715%
     Losses as a Percentage of
     Cut-off Date Contract Pool
     Principal Balance

II. Information Regarding the Securities

1.  Summary of Balance Information

 --------------------------------------------------------------------------------------------------------------------------
                                  Principal Balance as of  Class Factor as of   Principal Balance as of  Class Factor as of
         Class         Coupon          May 15, 2000           May 15, 2000          April 17, 2000         April 17, 2000
                        Rate           Payment Date           Payment Date           Payment Date           Payment Date
 --------------------------------------------------------------------------------------------------------------------------
a. Class A-1 Notes      5.790000%             $0                  0.00000                   $0                   0.00000
b. Class A-2 Notes      6.030000%             $0                  0.00000                   $0                   0.00000
c. Class A-3 Notes      6.120000%             $0                  0.00000                   $0                   0.00000
d. Class A-4 Notes      6.190000%        $201,695,733             0.77216              $217,533,803              0.83279
e. Class A-5 Notes      6.255000%         $22,560,804             0.21486               $24,332,381              0.23174
f. Class B Notes        6.450000%         $68,820,000             1.00000               $68,820,000              1.00000
g. Class C Notes
   (Quarterly Paying)   6.480000%         $34,410,000             1.00000               $34,410,000              1.00000
h. Total                  N.A.           $327,486,536             0.28553              $345,096,184              0.30088


Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $327,486,536.30 and the CCA Balance is $35,115,189.64.



2. Monthly Principal Amount
    a.      Principal Balance of Notes                                          $    345,096,184
            (End of Prior Collection Period)
    b.      Contract Pool Principal Balance (End of Collection Period)          $    319,531,526
    c.      Monthly Principal Amount                                            $     25,564,658
3.  Gross Collections
    a.      Scheduled Payments Received                                         $     17,110,182
    b.      Liquidation Proceeds Allocated to Owner Trust                       $        402,066
    c.      Required Payoff Amounts of Prepaid Contracts                        $      1,465,937
    d.      Required Payoff Amounts of Purchased Contracts                      $              -
    e.      Proceeds of Clean-up Call                                           $              -
    f.      Investment Earnings on Collection, Note Distribution and
             Class C Funding Accounts                                           $         83,052
    g.      Extension Fees Allocated to Owner Trust                             $              -
    h.      Total Gross Collections (sum of (a) through (g))                    $     19,061,237
4.  Determination of Available Funds
    a.      Total Gross Collections                                             $     19,061,237
    b.      Withdrawal from Cash Collateral Account                             $        704,006
    c.      Total Available Funds                                               $     19,765,243
5.  Class A-5 Swap
    a.      Payment Details
            1- Class A-5 Assumed Fixed Rate                                             6.250000%
            2- Class A-5 Assumed Fixed Rate Day Count(30/360)                          0.0833333
            3- Class A-5 Interest Rate (Libor + .125%)                                  6.255000%
            4- Class A-5 Interest Rate Day Count(Actual/360)                           0.0777778
            5- Class A-5 Principal Amount                                       $     24,332,381
    b.      Net Payment Calculation
            1- Class A-5 Assumed Fixed Payment                                  $        126,731
            2- Class A-5  Interest Payment                                      $        118,377
            3- Net Class A-5 Swap Payment From/(To) the Trust                   $          8,354

6. Application of Available Funds

    ----------------------------------------------------------------------------------------------
                    Item                                  Amount        Remaining Available Funds
    ----------------------------------------------------------------------------------------------
    a.   Total Available Funds                                                     19,765,243
    b.   Servicing Fee                                    351,031                  19,414,212
    c.   Interest on Notes:
         i)       Class A-1 Notes                              -                   19,414,212
         ii)      Class A-2 Notes                              -                   19,414,212
         iii)     Class A-3 Notes                              -                   19,414,212
         iv)      Class A-4 Notes                       1,122,112                  18,292,100
         v)       Class A-5 Swap Net Settlement             8,354                  18,283,746
         vi)      Class A-5 Notes                         118,377                  18,165,369
         vii)     Class B Notes                           369,908                  17,795,462
         vii)     Class C Funding Account                 185,814                  17,609,648
    d.   Principal on Notes:
         i)       Class A-1 Notes                              -                   17,609,648
         ii)      Class A-2 Notes                              -                   17,609,648
         iii)     Class A-3 Notes                              -                   17,609,648
         iv)      Class A-4 Notes                      15,838,070                   1,771,577
         v)       Class A-5 Notes                       1,771,577                           -
         vi)      Class B Notes                                -                            -
         vii)     Class C Funding Account                      -                            -
    e.   Deposit to Cash                                       -                            -
         Collateral Account
    f.   Amount to be applied in                               -                            -
         accordance with CCA
         Loan Agreement
    g.   Balance, if any, to Equity Certificates                -                           -



7. Accrued Monthly Principal and Interest Deposited into the Class C Funding Account

  Collection Period                            February-00       March-00        April-00
  Beginning Balance                                 0             185,814        371,628
  Principal Deposited                               0
  Interest Deposited                             185,814          185,814        185,814
  ------------------                             -------          -------        -------
  Total Amount Available for Distribution        185,814          371,628        557,442
  Amount Distributed                                0                0              0
  ------------------                               ---              ---            ---
  Ending Balance                                 185,814          371,628        557,442



8. Quarterly Application of Available funds in the Class C Funding Account

-----------------------------------------------------------------------------------------
            Item                                Amount       Remaining Available Funds
-----------------------------------------------------------------------------------------
a.   Total Available Funds                                           557,442
b.   Interest to Class C Note Holders          557,442                  0
c.   Principal to Class C Note Holders            0                     0

III. Information Regarding the Cash Collateral Account

1. Balance Reconciliation

        ---------------------------------------------------------------------------------------------------------------
                                                                                                May 15, 2000
                                                Item                                            Payment Date
        ----------------------------------------------------------------------------------------------------------------
   a. Available Cash Collateral Amount (Beginning)                                   $ 36,750,377
   b. Deposits to Cash Collateral Account (II.5(f))                                  $        -
   c. Withdrawals from Cash Collateral Account                                       $    704,006
   d. Releases of Cash Collateral Account Surplus                                    $    931,182
      (Excess, if any of (a) plus (b) minus (c) over (f))
   e. Available Cash Collateral Amount (End)                                         $ 35,115,190
      (Sum of (a) plus (b) minus (c) minus (d))
   f. Requisite Cash Collateral Amount                                               $ 35,115,190
   g. Cash Collateral Account Shortfall (Excess, if any, of (f) over (e))            $        -
2     Calculation of Requisite Cash Collateral Amount
   a. For Payment Dates from, and including, the
      December  1997 Payment Date  to,
      and including, the December 1998 Payment Date
      1) Initial Cash Collateral Amount                                              $ 83,153,171
   b. For Payment Dates from, and including, the
      November 1998 Payment Date until
      the Final Payment Date, the sum of
      1) 8.5% of the Contract Pool Principal Balance                                 $ 27,160,180
      2) The Aggregate Principal Balance of the Notes
         and the Equity Certificate Balance less the                                 $  7,955,010
         Contract Pool Principal Balance
      3) Total ((1) plus (2))                                                        $ 35,115,190
   c. Floor equal to the lesser of
      1) 2% of Cut-Off Date Contract Pool Principal                                  $ 22,938,806
      Balance ($22,938,806); and
      2) the Aggregate Principal Balance of the Notes                                $327,486,536
   d. Requisite Cash Collateral Amount                                               $ 35,115,190
3     Calculation of Cash Collateral Account Withdrawals
   a. Interest Shortfalls                                                            $        -
   b. Principal Deficiency Amount                                                    $    704,006
   c. Principal Payable at Stated Maturity Date of                                   $        -
      Class of Notes or Equity Certificates
   d. Total Cash Collateral Account Withdrawals                                           704,006

IV. Information Regarding Distributions on Securities

      --------------------------------------------------------------------------------------------------------------------
                 Distribution                   Class A-1             Class A-2        Class A-3               Class A-4
                   Amounts                        Notes                 Notes            Notes                   Notes
      --------------------------------------------------------------------------------------------------------------------
          1. Interest Due                       $          --         $      --       $          --            $ 1,122,112
          2. Interest Paid                      $          --         $      --       $          --            $ 1,122,112
          3. Interest Shortfall                 $          --         $      --       $          --            $      --
          ((1) minus (2))
          4. Principal Due                      $          --         $      --       $          --            $15,838,070
          5. Principal Paid                     $          --         $      --       $          --            $15,838,070
          6. Total Distribution Amount          $          --         $         0     $          --            $16,960,182
          ((2) plus (4))

----------------------------------------------------------------------------------------------------------------------------
          Distribution                    Class A-5                 Class B                Class C
            Amounts                         Notes                    Notes                  Notes                   Totals
----------------------------------------------------------------------------------------------------------------------------
    1. Interest Due                         $   118,377            $   369,908            $   557,442            $ 2,167,838
    2. Interest Paid                        $   118,377            $   369,908            $   557,442            $ 2,167,838
    3. Interest Shortfall                   $      --              $      --              $      --              $      --
    ((1) minus (2))
    4. Principal Due                        $ 1,771,577            $      --              $      --              $17,609,648
    5. Principal Paid                       $ 1,771,577            $      --              $      --              $17,609,648
    6. Total Distribution Amount            $ 1,889,954            $   369,908            $   557,442            $19,777,486
    ((2) plus (4))

V. Information Regarding Other Pool Characteristics

      ----------------------------------------------------------------------------------------------------
                                                        As of End of                   As of End of
                                 Item                     April-00                       March-00
                                                      Collection Period              Collection Period
      ----------------------------------------------------------------------------------------------------
   1. Original Contract Characteristics
      a. Original Number of Contracts                     75,651                          N.A.
      b. Cut-Off Date Contract Pool                   $1,146,940,285                      N.A.
         Principal Balance
      c. Original Weighted Average                         46.6                           N.A.
          Remaining Term (in months)
      d. Weighted Average Original Term                    53.7                           N.A.
         (in months)
   2. Current Contract Characteristics
      a. Number of Contracts                              36,098                         38,255
      b. Average Contract Principal Balance               $8,852                         $8,809
      c. Weighted Average Remaining Term                   24.9                           25.7

VI. Capita Equipment Receivables Trust 1997-1 Prepayment Schedule

    --------------------------------------------------------------------------------------------------------------
    Payment Date                                                                                 Since Issue
      Period                                                                                         CPR
    --------------------------------------------------------------------------------------------------------------

          1                             December-97                                               -0.436%
          2                              January-98                                                5.709%
          3                             February-98                                                6.693%
          4                               March-98                                                 6.904%
          5                               April-98                                                 7.280%
          6                                May-98                                                  7.462%
          7                               June-98                                                  6.903%
          8                               July-98                                                  7.298%
          9                              August-98                                                 7.115%
         10                             September-98                                               7.118%
         11                              October-98                                                6.694%
         12                             November-98                                                6.643%
         13                             December-98                                                7.065%
         14                              January-99                                                7.152%
         15                             February-99                                                7.261%


    --------------------------------------------------------------------------------------------------------------
    Payment Date                                                                                Since Issue
      Period                                                                                        CPR
    --------------------------------------------------------------------------------------------------------------
        16                                  March-99                                              7.336%
        17                                  April-99                                              7.666%
        18                                   May-99                                               7.937%
        19                                   June-99                                              7.515%
        20                                   July-99                                              7.873%
        21                                  August-99                                             7.940%
        22                                September-99                                            8.047%
        23                                 October-99                                             7.776%
        24                                 November-99                                            7.545%
        25                                 December-99                                            7.700%
        25                                 January-00                                             7.607%
        26                                 February-00                                            8.193%
        27                                  March-00                                              8.215%
        28                                  April-00                                              8.508%
        29                                   May-00                                               8.326%




VII. Purchased, Liquidated and Paid Contracts

     A computer listing of all purchased, liquidated and paid contracts has been provided to the Indenture Trustee.

                             Servicer's Certificate


             The undersigned, on behalf of AT&T Capital Corporation,
               in its capacity as servicer (the "Servicer") under
                the Transfer and Servicing Agreement, dated as of
     December 3, 1997 (the "Transfer and Servicing Agreement"), among Capita
                           Equipment Receivables Trust
     1997-1, Antigua Funding Corporation, Bankers Trust Company, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that
                   I am a Responsible Officer of the Servicer
                       and, pursuant to Section 3.9 of the
              Transfer and Servicing Agreement, I DO HEREBY FURTHER
                CERTIFY the following report with respect to the
                    Payment Date occurring on May 15, 2000.

   This Certificate shall constitute the Servicer's Certificate as required by
 Section 3.9 of the Transfer and Servicing Agreement with respect to the above
      Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and
                              Servicing Agreement.

                                   AT&T Capital Corporation

                                   Glenn Votek
                                   -----------
                                   Glenn Votek
                                   Executive Vice President, and Treasurer